June 6, 2018
VIA EDGAR

Ms. Allison White
Division of Investment Management
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

Re:	Boulder Growth & Income Fund, Inc. (the "Fund")
File Nos. 811-02328 and 333-194422

Dear Ms. White:
This letter responds to your telephonic comments communicated to the undersigned on May 30, 2018, with respect to the Preliminary Proxy Statement filed on Schedule 14A (the "Proxy Statement") for the Fund.
The Fund's responses to your comments are reflected below. We have restated the substance of your comments for your ease of reference. Capitalized terms not otherwise defined have the meanings ascribed to them in the Proxy Statement.

1.	Comment: Please add disclosure regarding any dissenters' rights of appraisal, as required by Item 3 of Schedule 14A.
Response:  The Proxy Statement has been revised to include the following disclosure under the heading Vote Required: "Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement."
2.	Staff Comment: If ALPS acts as an investment adviser to any other fund having a similar investment objective as the Fund, please provide disclosure required by Item 22(c)(10) of Schedule 14A.
Registrant's Response: ALPS does not act as an investment adviser to any other investment company with a value based total return objective similar to that of the Fund.
3.	Staff Comment: Please add disclosure to the Q&A titled "Who is paying for this proxy?" to note that stockholders will bear the costs associated with this proxy.
Registrant's Response: The Proxy Statement has been revised to add the requested disclosure.
4.	Staff Comment: Please add disclosure pursuant to Item 22(c)(1)(i) of Schedule 14A.
Registrant's Response: The Proxy Statement has been revised to add the following disclosure under "Proposal 1: Approval of New Advisory Agreement":
The effective date of each Former Advisory Agreement is March 20, 2015. Each Former Advisory Agreement was last submitted to a stockholder vote on November 14, 2014; this submission was in connection with the reorganization of Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. into the Fund.
5.
Staff Comment:  Please describe, if any, the differences in the calculation of the management fee under the New Advisory Agreement when compared with the calculation of the management fees under the Former Advisory Agreements.

Registrant's Response: We respectfully submit that there are no material differences in the calculation of the management fee under the New Advisory Agreement.
6.
Staff Comment:  Please consider revising the third paragraph under the heading "Description of the Former Advisory Agreements and New Advisory Agreement" because it appears that the first two sentences in that paragraph are repetitive.

Registrant's Response:  The paragraph in question has been revised to delete the first sentence in that paragraph.
7.
Staff Comment: Please add disclosure under the heading "Description of the Former Advisory Agreements and New Advisory Agreement" to note any differences in services provided under the Former Advisory Agreements and the New Advisory Agreement. Please also add disclosure discussing any differences with respect to the termination provision.

Registrant's Response: We respectfully submit that the following language is already included under the heading "Description of the Former Advisory Agreements and New Advisory Agreement" and as a result, we do not believe any further disclosure is necessary.
Differences between the Former Advisory Agreements and New Advisory Agreement. Although the terms of the New Advisory Agreement differ in certain respects from those of each Former Advisory Agreement, those differences are not material, except for the advisory fees, dates of effectiveness and terms, and parties, as described above. In addition, ALPS will provide the Fund with certain officers, as requested by the Fund.
8.	Staff Comment: Please consider relocating the discussion regarding the change in the administrative structure because the stockholders are not being asked to vote on this change.
Registrant's Response: We respectfully submit that while the stockholders are not being asked to vote on the change in the administrative structure, we believe this change is an important change for the Fund and its stockholders. As a result, we believe that the current location of that discussion is appropriately placed so that the stockholders can evaluate, in totality, the changes to the Fund service providers and resulting Fund fees.
9.
Staff Comment: Under the heading "The Fund's Change in Administrative Structure", please add disclosure discussing the additional services provided by ALPS, for which it received an annual fee of $8,000.

Registrant's Response:  The relevant language has been revised to read:
ALPS Fund Services received a fee equal to (1) the greater of  (i) an annual minimum of $307,627 (subject to annual cost of living increases), or (ii) an application of the following basis point calculation: 0.03% on total net assets up to $1 billion, an annualized fee of 0.02% on total net assets between $1 and $3 billion, and an annualized fee of 0.01% on total net assets above $3 billion; beginning May 1, 2018, in addition to the above, ALPS also received an additional $8,000 annually for services required for the Fund's compliance with new Securities and Exchange Commission regulatory reporting requirements.
10.	Staff Comment: Please clarify the last sentence in the second full paragraph under the heading "The Fund's Change in Administrative Structure".
Registrant's Response: We respectfully submit that ALPS Fund Services provided the Fund with its Chief Compliance Officer, and in connection with the services provided by the Chief Compliance Officer to the Fund, FAS paid ALPS an annual fee equal to $30,000. We do not believe any further disclosure is required.
11.	Staff Comment: Please consider revising the "Fees" subheading under the heading "Description of the New Sub-Advisory Agreement."
Registrant's Response: The last sentence has been deleted from the "Fees" subheading.
12.
Staff Comment: Please add discussion to the "Board Considerations" portion of the Proxy Statement discussing the Board's conclusions regarding the Fund's performance when compared to other comparable funds.

Registrant's Response:  The relevant language has been revised to read:
Investment Performance of the Fund. The Board reviewed the Fund's investment performance over time and compared that performance to that of other funds in its peer group. In making its comparisons, the Board utilized a report from Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data. The Board considered the Fund's net asset value total return relative to the average and median returns for a group of open-end and closed-end funds determined to be most similar to the Fund by Broadridge in consultation with the Fund's lead Independent Director. After considering all of the information provided, and the limitations inherent in the Broadridge data, the Board concluded that the Fund's performance and the fact that RMA will continue to provide portfolio management services to the Fund, supported the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

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If you would like to discuss any of these responses in further detail or if you have any questions, please contact me at (213) 683-6161.  Thank you.

Sincerely,
/s/ Arthur L. Zwickel

Arthur L. Zwickel